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                              EXHIBIT 10.27

                           SECURITY AGREEMENT

                                ARTICLE 1

                       GENERAL SECURITY AGREEMENT

     This Security Agreement is made and entered into effective the date shown hereinbelow by and between INMAN'S CORPORATION referred to as ''Debtor,'' whose registered office is 10620 E. Northwest Hwy., Dallas, Texas 75238, and WARRANTY REPAIR CORPORATION, referred to as "Secured Party," of 10911 Petal Street, Dallas, Texas 75238.

     For value received, the Debtor grants to the Secured Party a security interest in the following described property, referred to as the Collateral:

     (a) all repair parts inventory sold and transferred by the Secured Party to the Debtor, pursuant to that one certain Asset Purchase Agreement dated of even date herewith, and all accessions thereto and products thereof and documents therefor; and

     (b)  all proceeds of the foregoing,

wherever located, to secure:

     (1) the Debtor's note of even date herewith to the Secured Party in the principal amount of Three Hundred Fifty Thousand and No/100 Dollars ($350,000), principal and interest payable as provided in the note; and

     (2) all liabilities of Debtor to Secured Party now existing or later incurred, matured or unmatured, direct or contingent, and any renewals and extensions of, and substitutions for, such liabilities.

                                ARTICLE 2

                            GENERAL RECITALS

     The Debtor warrants and covenants:

     The Collateral is to be used in business other than farming operations.

     The Debtor's chief place of business is at 10620 E. Northwest Hwy., Dallas, Texas 75238.

     This security interest will attach to the collateral on the date of this agreement or as otherwise provided by the Texas Business and Commerce Code.
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                DEBTOR WARRANTS, COVENANTS, AND AGREES:

                               ARTICLE 3

                 TITLE TO AND MAINTENANCE OF COLLATERAL

                                 Title

     3.01. Except for the security interest granted by this Agreement, the Debtor has, or on acquisition will have, full title to the Collateral free from any lien, security interest, encumbrance, or claim, and the Debtor will, at the Debtor's cost and expense, defend any action which may affect the Secured Party's security interest in, or the Debtor's title to, the Collateral.

                          Financing Statement

     3.02. No Financing Statement covering the Collateral, or any part or proceeds of the Collateral, is on file in any public office. At the Secured Party's request, the Debtor will join in executing all necessary Financing Statements in forms satisfactory to the Secured Party, will pay the filing costs, will further execute all other instruments necessary for the secured party to perfect its interest, and pay the filing costs.

               Sale, Lease, or Disposition of Collateral

     3.03. The Debtor will not, without the prior written consent of the Secured Party, sell, contract to sell, lease, encumber, or dispose of the Collateral or any interest in it outside the ordinary course of business until this Security Agreement and all obligations secured by it have been fully satisfied.

                               Insurance

     3.04. The Debtor will insure the Collateral against such casualties and in such amounts as the Secured Party shall reasonably require, with insurance companies acceptable to the Secured Party, with a loss payable clause in favor of the Debtor and Secured Party as their interests may appear, and the Secured Party is authorized to collect sums that may become due under such insurance and apply them to the obligations secured by this Agreement.

                        Protection of Collateral

     3.05. The Debtor will keep the Collateral in good order and condition and will not waste or destroy the Collateral or any part of it. The Debtor will not use the Collateral in violation of any statute or ordinance. The Secured Party will have the right to examine and inspect the Collateral at any reasonable time.

                                 Taxes

     3.06. The Debtor will pay all taxes and assessments on the Collateral or for its use and operation promptly when due.
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                      Location and Identification

     3.07.     The   Debtor   will  keep  the  Collateral  separate  and
identifiable and at the address shown above, and will not remove the Collateral without the Secured Party's prior written consent.

                               ARTICLE 4

                         PROTECTION OF SECURITY

              Security Interest in Proceeds and Accessions

     4.01. The Debtor grants to the Secured Party a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the Collateral. This provision shall not be construed to mean that the Debtor is authorized to sell, lease, or dispose of the Collateral outside the ordinary course of business without the consent of the Secured Party.

                    Decrease in Value of Collateral

     4.02. If in the Secured Party's judgment the Collateral has materially decreased in value or if the Secured Party shall at any time deem that the security is inadequate, the Debtor shall either provide enough additional Collateral or reduce the total indebtedness by an amount sufficient to satisfy the Secured Party that its security is adequate. A material decrease in value shall not include variations in the normal market value of the Collateral due to usage, normal wear and depreciation.

                       Reimbursement of Expenses

     4.03. At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Debtor any actions and conditions, obligations, or covenants that the Debtor has failed or refused to perform, and may pay for the repair, maintenance, and preservation of the Collateral, and all sums so expended, including, but not limited to, attorney's fees, court costs, insurance premiums, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the maximum lawful rate and shall be payable at the place designated in the note described above and shall be secured by this Security Agreement. The Debtor shall not be responsible for any such expense attributable to variations in the normal market value of the Collateral due to usage, normal wear and depreciation.

                               ARTICLE 5

                            DUTIES OF DEBTOR

                                Payment

     5.01. The Debtor will pay the notes secured by this Security Agreement, any renewal or extension thereof, and any other indebtedness secured thereby in accordance with their terms and provisions and will repay immediately all sums expended by the Secured Party in accordance with the terms and provisions of this Security Agreement.
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                Change of Residence or Place of Business

     5.02. The Debtor will promptly notify the Secured Party of any change of the Debtor's chief place of business.

                     Time of Performance and Waiver

     5.03. Time shall be of the essence in performing any act under this Security Agreement and the note secured by it. The Secured Party's acceptance of partial or delinquent payments, or the failure of the Secured Party to exercise any right or remedy, shall not be a waiver of any obligation of the Debtor or right of the Secured Party, or of any other similar default subsequently occurring.

                               ARTICLE 6

                                DEFAULT

                            Default Defined

     6.01. The Debtor shall be in default under this Security Agreement if any of the following events or conditions occurs:

          (a) Default in the payment or performance of any note, obligation, covenant, or liability contained or referred to in this Agreement;

          (b) If any warranty, representation, or statement made or furnished to the Secured Party by or in behalf of the Debtor proves to have been knowingly false in any material respect when made or furnished;

          (c)  Any  event  that  results  in  the  acceleration  of  the
     maturity   of   the  Debtor's  indebtedness  to  others  under  any
     indenture, agreement, or undertaking;

          (d) Loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment of or on the Collateral;

          (e) Any time the Secured Party believes in good faith that the prospect of payment of any indebtedness secured by this Agreement or the performance of this Security Agreement is impaired;

          (f) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the Collateral, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor or any guarantor or surety for the Debtor.

                                Remedies

     6.02. On or at any time after the occurrence of any such event of default, the Secured Party may declare all obligations secured immediately due and payable and may proceed to enforce payment of the
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same and exercise any and all of the rights and remedies provided by the
Business and Commerce Code of Texas as well as other rights and remedies, either at law or in equity, possessed by the Secured Party.

     The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at any place to be designated by the Secured Party that is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale, or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Debtor shown at the beginning of this Security Agreement, at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include the Secured Party's reasonable attorney's fees and legal expenses.

                               ARTICLE 7

                        MISCELLANEOUS PROVISIONS

     7.01. (a) Texas Law to Apply: This Agreement shall be governed by and construed under and in accordance with the Bus. & Com. C. (Chapter 9 of the Business and Commerce Code of Texas) and other applicable laws of the State of Texas and all obligations of the parties created under this Agreement are performable in Dallas County, Texas.

     (b) Parties Bound: This Agreement shall be binding on and inure to the benefit of the parties to it and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Agreement.

     (c) Legal Construction: In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained in it.

     (d) Definitions: All terms used in this Agreement that are defined in the Business and Commerce Code of Texas shall have the same meaning as in that Code.

     Dated as of June 19, 1996.

DEBTOR:   INMAN'S CORPORATION


          By: /s/ Wade Gaylor
               Wade Gaylor, President


SECURED PARTY: WARRANTY REPAIR CORPORATION

               By: /s/ Pat Custer
                    Patrick A. Custer, President